As filed with the Securities and Exchange Commission on April 14, 2026
1933 Act Registration No. 333-43373
1940 Act Registration No. 811-08569

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 38
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 41
Lincoln Life Variable Annuity Account Q
(Exact Name of Registered Separate Account)
Multi-Fund® Group
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Insurance Company)
1301 South Harrison Street
Fort Wayne, Indiana 46802
(Address of Insurance Company’s Principal Executive Offices)
Insurance Company’s Telephone Number, Including Area Code: (260) 455-2000
Craig T. Beazer, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Jassmin McIver-Jones, Esquire
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/X/ on May 1, 2026, pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on __________, pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
/ / New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
/ / Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
/ / If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act
/ / Insurance Company relying on Rule 12h-7 under the Exchange Act
/ / Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Multi-Fund® Group Variable Annuity Contracts
Lincoln Life Variable Annuity Account Q
May 1, 2026
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
Servicing Office:
The Lincoln National Life Insurance Company
PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441
www.LincolnFinancial.com
This prospectus describes a group variable annuity contract and an individual certificate issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is for use with qualified retirement plans. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the Contract within a qualified plan. The Contract is designed to accumulate Account Value , and as permitted by the plan, to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.
This Contract is a complex investment and involves risks, including potential loss of principal.
The types of investment options offered under the Contract include variable and fixed options. See Appendix A – Investment Options Available Under The Contract. Participants choose whether Account Value accumulates on a variable or a fixed (guaranteed) basis or both. If Participants allocate contributions to the fixed account, we guarantee principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.
Allocated and unallocated contracts are available. In an allocated contract, we maintain an Account Value on behalf of each individual Participant, and the employer if requested; each Participant receives a certificate. Under an unallocated contract, the employer or an administrator performs Participant accounting. Allocated and unallocated contracts have different features.
This contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (Variable Annuity Account (VAA). The VAA is a segregated investment account of Lincoln Life.
The Participants take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the variable or fixed investment options you select. We do not guarantee how any of the variable options or their funds will perform.
Investors should consult a registered representative about the Contract’s features, benefits, risks, and fees and whether the Contract is appropriate for them based upon their financial situation and objectives. We do not guarantee that all of the variable or fixed investment options will always be available. Our obligations under the Contract (including under the fixed account option, if available), guarantees, or benefits of the Contract are subject to our financial strength and claims-paying ability.
Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The Contracts are not bank deposits and are not endorsed by any bank or government agency. The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Special Terms
In this prospectus, the following terms have the indicated meanings:
Account or Variable Annuity Account (VAA)—The segregated investment account, Account Q, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Beneficiary—The person or entity designated by a non-ERISA 403(b) plan Participant or an Annuitant to receive any Death Benefit paid if the Participant or Annuitant dies before the Annuity Commencement Date.
Contract—The variable annuity contract between the Plan and The Lincoln National Life Insurance Company (Lincoln Life or Company).
Contractowner—The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if a Participant under a 403(b) plan not subject to ERISA dies.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Net Contributions—The sum of all contributions credited to the Participant's Account Value less any amounts paid when a withdrawal occurs and less any outstanding loan balance.
Participant—A person defined as a participant in the plan, who has enrolled under a contract, and under an allocated group contract, on whose behalf Lincoln Life maintains an account.
Participant Year—A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.
Plan—The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.
SEC—Securities and Exchange Commission.
Subaccount—The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Overview of the Contract
Purpose of the Contract
The Multi-Fund® Group variable annuity contract is designed for you to accumulate assets through investments in a variety of investment options during the accumulation phase. Then, during the annuity phase, the Contract is designed to supplement your retirement income by providing a stream of income payments. The Contract also offers a Death Benefit to protect your designated Beneficiaries.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Subaccounts.
Phases of the Contract
The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity phase (for income).
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your payments and earnings in:
●
The variable options available under the Contract, each of which has an underlying mutual fund with its own investment objective, strategies, and risks; investment adviser(s); expense ratio; and performance history; and
●
A fixed account option, which guarantees principal and a minimum interest rate.
Additional information about each investment option is provided in Appendix A – Investment Options Available Under The Contract.
Annuity (Income) Phase. You can end the accumulation phase and enter the annuity phase by electing to annuitize your Contract, turning your Contract Value into a stream of income payments from us (sometimes called annuity payments). These payments may continue for a set period of years, for as long as you live, or for the longer of the two. The payments may be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
In general, if you elect to annuitize, your investments will be converted to annuity payments. You will no longer be able to withdraw money from your Contract and there won’t be a Death Benefit. However, please note:
●
Certain annuity payout options make an amount payable upon death.
Primary Features and Options of the Contract
The tax treatment of your Contract will also impact your Contract’s features, such as fees and expenses and applicable benefits.
Accessing Your Money. Before you annuitize, you can withdraw money from your Contract at any time. If you surrender or take an early withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a Death Benefit.
Death Benefits. In general, the Contract includes a standard Death Benefit that will pay your designated Beneficiaries the Contract Value at the time of your death (or for periodic premium contracts, total Purchase Payments, less any withdrawals and outstanding loan balance, if greater).
Additional Services. The additional services listed below are available under the Contract for no additional charge (unless otherwise indicated).
●
Dollar-Cost Averaging. Allows you to automatically transfer money between certain investment options on a monthly basis.
●
Portfolio Rebalancing. Allows you to automatically reallocate your money among investment options on a periodic basis based on your instructions.
●
Automatic Withdrawal Service. Allows you to automatically take periodic withdrawals from your Contract.
●
Cross-Reinvestment. When the amount invested in an investment option exceeds a certain amount, this service automatically transfers the excess amount to another investment option.
●
Loans. If you participate in a retirement plan that allows participant loans and the additional loan set-up fee under the Contract is permitted by law, you may be able to take a loan against your Contract.
●
Systemic Transfer Service. The systemic transfer service allows you to fully liquidate your fixed account balance over five years and transfer the amounts into one or more of the Subaccounts.

Important Information You Should Consider About the Multi-Fund® Group Variable Annuity Contract
FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
A surrender charge may apply to a surrender or withdrawal of a purchase payment prior to the 10th anniversary, up to 6% of the amount withdrawn, declining to 0% over that time period. For example, if you make a withdrawal of $100,000 during the first two years after your purchase payment, you could be assessed a charge of up to $6,000 on the purchase payment withdrawn. This loss will be greater if there are also taxes and tax penalties. A surrender charge will not apply if your withdrawal is made after the 10th anniversary since a purchase payment was invested.
●Fee Tables ●Fee Tables – Examples ●Charges, Other Deductions, and Adjustments – Surrender Charge
Are There Transaction Charges?
Yes:
If you participate in a tax deferred retirement plan that allows participant loans, you may be eligible to take a loan against your Contract Value. Depending on your state of residence, a one-time fee of up to $35 may be charged to set up and process a loan and the outstanding amount of the loan is subject to loan interest and a loan maintenance fee. The loan maintenance fee is an annual rate of up to 3.00%.
●Fee Tables ●Charges, Other Deductions, and Adjustments
Are There Ongoing Fees and Expenses?
Yes:
Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your contract specifications page in your
Contract for information about the specific fees and expenses you will pay each year based on the options you have elected.
●Fee Tables ●Fee Tables – Examples ●Charges, Other Deductions, and Adjustments ●Appendix A – Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract	0.60%[1]	1.009%[1]
	Fund fees and expenses	0.23%[2]	1.32%[2]
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	N/A	N/A
1 As a percentage of average Account Value. For the base contract, also includes an amount attributable to the Annual Account Fee.
2 As a percentage of fund net assets, before expense reimbursements or fee waiver arrangements.
Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,225	Highest Annual Cost: $2,676
	Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●Least expensive fund fees and expenses ●No optional benefits ●No surrender charges ●No additional purchase payments, transfers, or withdrawals
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of
optional benefits and fund fees and
expenses
●No surrender charges
●No additional purchase payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes: ●You can lose money by investing in this Contract, including loss of principal.	●Principal Risks ●Investments of the Variable Annuity Account
Is This a Short- Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
●A surrender or withdrawal may result in surrender charges. Any surrender charges will reduce the value of your Contract or the amount of money that you actually receive.
●The benefits of tax deferral and long-term income also mean the Contract is more beneficial to investors with a long-term investment horizon.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●Fee Tables ●Principal Risks ●Surrenders and Withdrawals ●Fixed Side of the Contract
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose. Performance can vary depending on the performance of the investment options available under the Contract.
●Each investment option (including the fixed account option) has its own unique risks.
●You should review the available investment options before making an investment decision.
●Principal Risks ●Fixed Side of the Contract ●Investments of the Variable Annuity Account
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations (including under the fixed account option), guarantees, or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln
Life, including our financial strength ratings, is available upon request by calling 1-
800-454-6265 or visiting www.LincolnFinancial.com.
●Principal Risks ●Fixed Side of the Contract
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●Not all investment options may be available for investment under your Contract.
●The availability of investment options may vary depending on the broker-dealer through which the Contract is sold.
●The frequency of transfers between investment options is restricted. There are also restrictions on the minimum amount that may be transferred from a variable option and the maximum amount that may be transferred from the fixed account option.
●We reserve the right to remove or substitute the funds that are available as investment options under the Contract.
●Principal Risks ●Fixed Side of the Contract ●Appendix A – Investment Options Available Under the Contract
Are There any Restrictions on Contract Benefits?	●N/A	●N/A

	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your registered representative may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-
cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm.
●This potential conflict of interest may influence your registered representative to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options, and/or the fixed account. State premium taxes may also be deducted.

TRANSACTION EXPENSES

Loan Establishment Fee per loan (where allowed by law)[1]	$35
Surrender Charge (as a percentage of Account Value surrendered/withdrawn)[2]	6.00%
1
We may reduce or waive these charges in certain situations. See Charges, Other Deductions, and Adjustments.
2
The surrender charge is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges, Other Deductions, and Adjustments — Surrender Charge.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

Annual Administrative Charge (Account Fee):	$25

Base Contract Expenses (as a percentage of average Contract Value)
“Standard” mortality and expense risk charge	1.002%
“1st Breakpoint” mortality and expense risk charge[1]	0.75%
“2nd Breakpoint” mortality and expense risk charge[1]	0.55%
Loan Maintenance Fee (as a percentage of amount of loans)	Up to 3.00%
1
Only certain contracts or plans are eligible for breakpoint coverage.
The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of funds available under the Contract, including their annual expenses, may be found in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before any fee waivers or expense reimbursements.	0.23%	1.32%
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any fee waivers or expense reimbursements.[1]	0.23%	1.19%
1
Any fee waivers or expense reimbursements will remain in effect until at least April 30, 2027, and can only be terminated early with approval by the fund’s board of directors.
EXAMPLES
The following Example is intended to help Contractowners or Participants compare the cost of investing in the variable options with the cost of investing in other annuity contracts that offer variable options. These costs include Contractowner/Participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Examples assume all Contract Value is allocated to the variable investment options. Your costs could differ from those shown below if you invest in the fixed account option (if available).
The Example assumes that Contractowners or Participants invest $100,000 in the variable options for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your Contract at the end of the applicable period:
	1 year	3 years	5 years	10 years
Standard	$8,531	$13,796	$18,205	$26,760
Breakpoint	$8,295	$13,087	$17,008	$24,208
2) If you do not surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Standard	$2,371	$7,304	$12,503	$26,760
Breakpoint	$2,120	$6,548	$11,237	$24,208
The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For more information – See Charges, Other Deductions, and Adjustments in this prospectus and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Principal Risks
The principal risks of investing in the Contract include:
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
Short-Term Investment Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-term horizon.
Variable Option Risk. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the Subaccounts, which invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, your Contract Value goes down. How much it goes up or down depends on the performance of the Subaccounts you select. Each underlying fund is subject to its own investment risks. When you invest in a Subaccount, you are exposed to the investment risks of the underlying fund. We reserve the right to remove or substitute any funds as investment options that are available under the Contract.
Managed Volatility Fund Risk. Certain underlying funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. Risk management strategies, in periods of high market volatility, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and the value of your guaranteed benefits. For more information on these funds and their risk management strategies, please see the funds’ prospectuses.
Withdrawal Risk (Illiquidity Risk). You should carefully consider the risks associated with taking a withdrawal or surrender under the Contract. If you take a withdrawal or surrender the Contract, any applicable surrender charges will reduce the value of your Contract or the amount of money that you ultimately receive. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½.
You should also consider the impact that a withdrawal may have on the standard and optional benefits under your Contract. For example, under certain Living Benefit Riders, excess or early withdrawals may reduce the value of the guaranteed benefit by an amount greater than the amount withdrawn and could result in termination of the benefit.
Transfer Risk. Your ability to transfer amounts between investment options is subject to restrictions. You are generally restricted to no more than 12 transfers per Contract Year. There are also restrictions on the minimum amount that may be transferred from a variable option and the maximum amount that may be transferred from the fixed account option. If permitted by your Contract, we may discontinue accepting transfers into the fixed side of the contract at any time.

Purchase Payment Risk. Your ability to make additional Purchase Payments may be restricted under the Contract. You must obtain our approval for Purchase Payments totaling $1 million or more. We reserve the right to further limit, restrict or suspend the ability to make additional Purchase Payments under the Contract.
Loan Risk. The amount of the loan collateral does not participate in the investment experience of the Subaccounts; therefore, loans can impact the Contract Value and Death Benefit, even if the loan is repaid in full. If the Contract is surrendered while there is an outstanding loan, the surrender value will be reduced by the amount of the loan plus loan interest rate. Upon the death of the Annuitant, we will pay the Beneficiary the Contract Value less the outstanding loan and loan interest due.
Fee and Expense Risk. You are subject to the risk that we may increase certain contract fees and charges, and that underlying fund expenses may increase.
Financial Strength and Claims-Paying Ability Risk. An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations (including under the fixed account option), guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Interruption Risks. We rely heavily on our computer systems and those of our business partners and service providers to conduct our business. As such, our business is vulnerable to cybersecurity risks and business interruption risks. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data; interference with or denial of service; attacks on websites or systems; operational disruptions; and unauthorized release of confidential customer or business information. Cybersecurity risks affecting us, any third-party administrators, underlying funds, index providers, intermediaries, and service providers may adversely affect us and/or your Contract. For instance, systems failures and cyberattacks may interfere with our processing of Contract transactions, including order processing; impact our ability to calculate Accumulation Unit values or other Contract values; cause the release and possible destruction of confidential customer or business information; and/or subject us to regulatory fines, litigation, financial losses or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that systems disruptions, cyberattacks and information security breaches will always be detected, prevented, or avoided in the future.
In addition to cybersecurity risks, we are exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. Any such disasters could interfere with our business and our ability to administer the Contract. For example, they could lead to delays in our processing of Contract transactions, including orders from Contractowners, or could negatively impact our ability to calculate Accumulation Unit values or other Contract Values. They may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that negative impacts associated with natural and man-made disasters will always be avoided.
Financial Statements
The December 31, 2025 financial statements of the VAA and the December 31, 2025 consolidated financial statements of Lincoln Life are located in the Statement of Additional Information (SAI). Instructions on how to obtain a free copy of the SAI are provided on the last page of this prospectus.
Investments of the Variable Annuity Account
Contractowners of unallocated contracts and Participants under allocated contracts decide the Subaccount(s) to which contributions are allocated. There is a separate Subaccount which corresponds to each class of each fund available under the Contract. Contract Value allocated to a Subaccount will vary based on the investment experience of the corresponding fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Contractowners or Participants, as applicable, may change allocations without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Descriptions of the Funds
Information regarding each fund, including (1) its name, (2) its type or investment objective, (3) its investment adviser and any sub-investment adviser, (4) current expenses, and (5) performance is available in Appendix A – Investment Options Available Under the Contract. Each fund has issued a prospectus that contains more detailed information about the fund. Paper or electronic copies of the fund prospectuses may be obtained by contacting our Home Office or visiting www.lfg.com/VAprospectus.

Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.30%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, several of the funds offered as part of this Contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.30% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Selection of the Funds
We select the funds offered through the Contract based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us.
As noted above, a factor we may consider during the initial selection process is whether the fund (or an affiliate, investment adviser or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment adviser or its distributor.
Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue for us or our affiliates, and this is often an affiliated fund.
We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the Contract.
We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets.
Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria. Certain funds offered as part of this Contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as fund of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An adviser affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance.
You should consult with your registered representative to determine which combination of investment choices are appropriate for you.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or participants as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substitute fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund to the money market subaccount. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations, including future Purchase Payments, to the merged fund will automatically be allocated to the surviving underlying fund unless you instruct us otherwise.
We may also:
●
remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
●
transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
●
combine the VAA with other separate accounts and/or create new separate accounts;
●
deregister the VAA under the 1940 Act; and
●
operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges, Other Deductions, and Adjustments
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
●
processing applications for and issuing the contracts;
●
processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal/systematic withdrawal, systematic transfer, cross-reinvestment/account sweep and portfolio rebalancing services);
●
maintaining records;
●
administering Annuity Payouts;
●
furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

●
reconciling and depositing cash receipts;
●
providing contract confirmations;
●
providing toll-free inquiry services and
●
furnishing telephone and electronic fund transfer services.
The risks we assume include:
●
the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);
●
the risk that Death Benefits paid will exceed the actual Contract Value;
●
the risk that more owners than expected will qualify for waivers of the surrender charge;
●
the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from the base contract expenses deducted from the account. We may profit from one or more of the fees and charges deducted under the Contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Obligations under the contracts that are funded by our general account (rather than the Variable Annuity Account) include 1) the obligation to pay Death Benefits that exceed the Contract Value; 2) the obligation to pay Annuity Payouts that exceed the Contract Value; and 3) guarantees of principal and interest under the fixed account (if available). Payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all administrative services necessary in connection with the contracts (and bearing all of the associated expenses).
Annual Contract Fee
We will deduct $25 per account maintained on behalf of a Participant or Contractowner from Account Value on the last Valuation Date of each Participant Year to compensate us for the administrative services provided; this $25 annual contract fee will also be deducted from Account Value upon total or partial withdrawals of all Account Value by a Contractowner or Participant.
Surrender Charges
A surrender charge is imposed in the event of a total or partial withdrawal of Account Value before the Annuity Commencement Date. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of the Account Value attributable to an unallocated group contract or; the Account Value attributable to a Participant or the Contractowner in an allocated group contract, as applicable, made in any 365-day period are not subject to a surrender charge. (To determine the 20% limit; add together all partial withdrawals during the 365-day period, including the withdrawal amount being requested, and then divide the sum by the Account Value at the time of the requested withdrawal.)
Restrictions apply to the extent a withdrawal is required from the fixed side of the contract. See – The Contracts – Discontinuance and Withdrawals. Partial withdrawals in excess of the cumulative percentage limit in any Contract Year are subject to the surrender charge. In addition, if a total withdrawal of all Account Value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge.
	Contract Year in which surrender/withdrawal occurs
	0	1-4	5	6	7	8	9	10+
Surrender charge as a percentage of the Contract Value	6%	6%	5%	4%	3%	2%	1%	0%
A surrender charge will not apply to:
●
A surrender or withdrawal after a group contract's 10th contract anniversary.
●
To make a payment due to the Participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the Participant's employer which would reduce the work force by more than 20%.
●
To make a payment for a Participant hardship situation as allowed by the plan.
●
To make a payment pursuant to a qualified domestic relations order.
●
To purchase an annuity option as permitted under the Contract.
Additional Information
The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts.

We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.
Deductions from the VAA for Assumption of Mortality and Expense Risks
A charge is applied to the average daily net asset value of the Subaccounts, a charge which is equal to an annual rate of:
“standard” mortality and expense risk charge	1.002%
“1st breakpoint” mortality and expense charge*	.75%
“2nd breakpoint” mortality and expense charge*	.55%
*
Only certain contract or plans are eligible for a breakpoint charge.
Lincoln contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $5 million will be eligible for the “1st breakpoint” mortality and expense risk charge. For contracts qualifying after the time of issue, the lower mortality and expense risk charge will be implemented no later than the calendar quarter-end Valuation Date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.
Contracts eligible for the “2nd breakpoint” mortality and expense risk charge are those contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $100 million, either individually or in combination with other Lincoln contracts under the same employer group or association, and under which annual contributions are, or are anticipated to be, at least $15 million, as determined in our sole discretion. For contracts qualifying after the time of issue, the lower charge will be implemented no later than the calendar quarter-end Valuation Date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.
Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for either the 1st breakpoint or the 2nd breakpoint mortality and expense risk charge.
If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.
Special Arrangements
The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of Participants, or the amount or frequency of contributions anticipated; or other support provided by the Contractowner or the plan. In addition, the group Contractowner or the plan may pay the annual administration charge on behalf of the Participants under a contract . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including Participants under other contracts issued through the VAA.
Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.
The Contractowner and Participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.
Loan Charges
If you participate in a tax deferred retirement plan that allows participant loans, you may be eligible to take a loan against your Contract Value. Depending on your state of residence, a one-time fee of up to $35 may be charged to set up and process a loan. The loan maintenance fee is an annual rate of up to 3.00%.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Account Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates generally range from zero to 5%.
Other Charges and Deductions
A Contract expense of 1.002% of the Contract Value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from Contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
The Contracts
Lincoln Life and the Variable Annuity Account (VAA)
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. The address of Lincoln Life’s Home Office is 1301 South Harrison Street, Fort Wayne, IN 46802. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts, subject to its financial strength and claims-paying ability.
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account. Income, gains and losses credited to, or charged against, the VAA reflect the VAA’s own investment experience and not the investment experience of Lincoln Life’s other assets. The assets of the VAA may not be used to pay any liabilities of Lincoln Life other than those arising from the contracts supported by the VAA.
Purchase of the Contracts
A prospective Contractowner wishing to purchase a Contract must apply for it through one of our authorized registered representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to the Contractowner either directly or through its registered representative. For 403(b) plans that have allocated rights to the Participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the contract.
Initial Contributions
When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in LVIP Government Money Market Fund. We do not impose the annual administration charge on the pending allocation account.
We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.
Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.
Who Can Invest
In order to purchase a group contract, the plan on whose behalf the Contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten Participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.
Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d., or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other collective investment scheme. The Contract may not be traded on any stock exchange or sold on any secondary market.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Participant Surrender charges may be imposed on your existing contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Contributions
Contributions are payable to us at a frequency and may be made in any amount unless the Contractowner or the plan has a minimum amount. Contributions in any one Contract Year which exceed twice the amount of contributions made in the first Contract Year may be made only with our permission. A Participant cannot make a contribution that exceeds $1 million. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of regular trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Contributions
Contributions are placed into the VAA's Subaccounts, each of which invests in shares of its corresponding fund, according to Contractowners or Participants instructions.
If we receive your purchase payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., Eastern Time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., Eastern Time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., Eastern Time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m., Eastern Time, then we will use the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments or allocations, we reserve the right to reject an allocation request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.
The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.
The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.
The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
The Contractowner (under an unallocated group contract) or Participant or Contractowner (under an allocated group contract) may transfer all or a portion of Account Value from one Subaccount to another.
A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Transfers (within the VAA and between the variable and fixed accounts) are restricted to once every 30 days. We reserve the right to further limit the number of transfers.
A transfer request may be made to our Home Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Participant on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.
Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m., Eastern Time). If we receive a transfer request received in Good Order at or after 4:00 p.m., Eastern Time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund. When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.
The Contractowner (under an unallocated group contract) or Participant or Contractowner (under an allocated group contract) may also transfer all or any part of the Account Value from the Subaccount(s) to the fixed account. Under an allocated contract, a Participant may transfer Account Value from the fixed side to the various Subaccount(s), provided that the sum of the transfers and withdrawals of Account Value in the fixed side transferred is limited to 20% of the Account Value in the fixed side in any 365 day period. Under an unallocated contract, a group Contractowner may transfer Account Value from the fixed side to the various Subaccount(s), provided that the sum of the transfers and withdrawals of Account Value in the fixed side transferred is limited to 20% of Account Value in the fixed side in any 365 day period. In the alternative, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen, the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:
Initial date	20%
First anniversary	20%
Second anniversary	25%
Third anniversary	33%
Fourth anniversary	50%
Fifth anniversary	100%
There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.

We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Participants or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Participants and other persons with interests under the contract should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Participants who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Participant if that Participant has been identified as a market timer. For each Participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Participant has been identified as a “market timer” under our Market Timing Procedures, we will notify the Participant in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Participant even if we cannot identify, in the particular circumstances, any harmful effect from that Participant's particular transfers.
Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Participants determined to be engaged in such transfer activity that may adversely affect other Participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Participants. An exception for any Participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your Contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Participants or as applicable to all Participants investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the funds’ prospectuses for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
Contractowners or Participants may transfer all or a portion of the investment in one Subaccount to another Subaccount or to the fixed side of the contract. Those transfers will be limited to three times per Contract Year. However, after the Annuity Commencement Date, no transfers are allowed from the fixed side of the contract to the Subaccounts.
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit follows the table.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Dollar-Cost Averaging	Allows you to automatically transfer a designated amount from certain Subaccount, or the fixed side of the contract, into one or more Subaccounts on a monthly basis for 1, 2 or 3 years.	None
●Minimum amount to be dollar cost
averaged is $10,000 for 1 year, and
$25,000 for 2 years and 3 years.
●Different time periods may be offered for
new Purchase Payments and for
transfers of Contract Value.
●State variations may exist.

Automatic Withdrawal Service (AWS)	Allows you to take periodic withdrawals from your Contract automatically.	None
●Automatic withdrawal service/systemic
withdrawal option.
●Withdrawals are subject to applicable
surrender charges, taxes, and tax
penalties.
●May result in Excess Withdrawals under
certain optional benefits.

Systemic Transfer Service	Allows you to fully liquidate your fixed account balance over five years and automatically transfer to one or more of the Subaccounts.	None
●A distribution or a nonscheduled transfer
from the fixed account may cancel the
systematic transfer program
prematurely.
●The program will be canceled
prematurely if the fixed account balance
falls to $0.

Cross-Reinvestment	When the amount invested in an investment option exceeds a baseline amount, allows you to automatically transfer the excess amount to another investment option.	None	●Cannot be used simultaneously with dollar cost averaging or portfolio rebalancing. ●Not available for new participants.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Portfolio Rebalancing	Allows you to automatically reallocate your Contract Value among investment options on a periodic basis based on your standing allocation instructions.	None	●Rebalancing my take place quarterly, semi-annually or annually.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Loans	You may be eligible to take a loan against your Contract Value.	●One-time fee of up to $35 to set up and process loan. ●Annual loan maintenance fee of up to3.00% (as a percentage of loan amount).
●Only available to Participants in a tax
deferred retirement plan that allows
Participant loans.
●Loans are subject to a variety of
limitations, including restrictions as to
the loan amount, the loan’s duration, the
rate of interest, and the manner of
repayment.
●Loan collateral does not participate in the
investment experience of the Sub-
Accounts, which can impact the Contract
Value and Death Benefit, even if the loan
is repaid in full.

Loans
With respect to an allocated group contract, a Participant under a plan that permits loans may apply for a loan under the Contract prior to such Participant's Annuity Commencement Date. A Participant must complete a loan application and assign Account Value in the fixed side equal to the loan amount as security for the loan. If the Account Value in the fixed side is less than the loan amount, we will transfer Account Value from the VAA to the fixed side, from either the Subaccounts specified by the Participant or on a pro-rata basis from all Subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of Account Value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A Participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the Participant under all plans. However, for plans not subject to ERISA, if 50% of the total Account Value is less than $10,000, the Participant may borrow the lesser of $10,000 or 100% of the Account Value. A Participant who incurs a qualified disaster may borrow up to the lesser of $100,000 or 10% of the Account Value. A Participant may have only one contract loan with us at any one time. Also, if the Participant had an outstanding loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.
The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the Contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the Participant in which case the loan must be repaid within 20 years or less.
The amounts and terms of a Participant loan may be subject to the restrictions imposed under Section 72(p) of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your Contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.
Please note: certain contracts do not have all of the loan provisions outlined above. Therefore, your Contract may contain loan provisions with the following differences:
●
the loan interest for new loans is determined monthly (not quarterly);

●
the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and
●
the loan interest rate for existing loans may increase or decrease (not just decrease).
See your Contract for more information.
Death Benefit Before the Annuity Commencement Date
If a Participant under an allocated contract issued in connection with a Section 403(b) plan that is not subject to ERISA dies before the Annuity Commencement Date, we will pay the Beneficiary, if one is living, a Death Benefit equal to the greater of the following amounts:
a.
the Net Contributions, or
b.
the Participant's Account Value less any outstanding loan balance.
No surrender charge or account charge is deducted from the Death Benefit. The Death Benefit will be determined at the end of the Valuation Period during which we approve the death claim, and are in receipt of both the proof of death and the election form of benefit.
The Participant may designate a Beneficiary during the life of the Participant and change the Beneficiary by filing a written request with the Home Office. Each change of Beneficiary revokes any previous designation. Unless otherwise provided in the Beneficiary designation, if no Beneficiary survives the Participant, the Death Benefit will be paid in one sum to the Participant's estate.
All Death Benefit payments will be subject to the employers plan (if applicable) and to the laws and regulations governing Death Benefits. In addition, no payment of Death Benefit provided upon the death of the Participant will be allowed that does not satisfy the requirements of Code Section 72(s) or Section 401(a)(9) of the tax code. Death Benefits are taxable. See Federal Tax Matters – Taxation of Death Benefits.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
The Death Benefit may be paid in a lump sum or under settlement options then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.
Additional Services
These additional services are available to you under your Contract: dollar-cost averaging (DCA), automatic withdrawal service/systematic withdrawal option, systematic transfer option, cross-reinvestment service/account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-800-341-0441. These services will stop once we become aware of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer a designated amount from select variable Subaccounts, the fixed side of the contract or money market account into other subaccounts on a monthly basis. We may offer different time periods for new Contributions and for transfers of Contract Value. State variation may exist.
Automatic Withdrawal Service. The automatic withdrawal service/systematic withdrawal option provides for an automatic periodic withdrawal of your Account Value.
Systematic Transfer Service. The systematic transfer service allows you to fully liquidate your fixed account balance over five years and transfer the amounts into one or more of the Subaccounts.
Cross-Reinvestment Service. The cross-reinvestment service/account sweep allows you to keep a designated amount in one Subaccount or the fixed account, and automatically transfer the excess to other Subaccounts of your choice.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a predetermined level the percentage of Account Value allocated to each Subaccount or the fixed account.
Discontinuance and Withdrawals
Discontinuance. A group Contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the Valuation Date the Contractowner specifies or the Valuation Date on which we receive the written notice. Lincoln Life may also give a group Contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code. Lincoln Life will give the group Contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.
With respect to an allocated group contract, if the contract is discontinued due to the Contractowner's request, Participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.
Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code, the Account Value will be paid to the Contractowner or Participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.
Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the Account Value will be paid to the Contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire Account Value.
In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new Participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.
Some contracts provide that the Account Value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the Account Value is requested. If this option is selected, the Account Value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the Account Value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of Participants. The market value factor is the lesser of 1.00 or the ratio of:
Current Bond Price
Par Value of that Bond
The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond:
●
issued with a maturity date of 6.5 years;
●
bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and
●
calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received.
The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%
Withdrawals. Withdrawals of Account Value under the contract for any one of the following reasons (benefit responsive withdrawals) may be made at any time and in any amount, and are not subject to a surrender charge:
●
to make a payment due to the Participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the Participant's employer which would reduce the work force by more than 20%;
●
to make a payment for a participant hardship situation as permitted by the plan;
●
to make a payment pursuant to a Qualified Domestic Relations Order (QDRO); or
●
to purchase an annuity option under the contract.
Upon receipt of request for payment due to a Participant's death, we will make a payment equal to the greater of the following amounts:
●
the Net Contributions, or
●
the Participant's Account Value less any outstanding loan balance.
If a withdrawal for the entire Account Value is requested and there is an outstanding loan balance, the Account Value will be reduced by the amount of the outstanding loan balance. The remaining Account Value will be calculated at the end of the Valuation Period following the deduction of the loan balance.
Withdrawals of Account Value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See Charges, Other Deductions, and Adjustments. Such withdrawals are also subject to certain additional conditions as follows:
●
Partial withdrawals of up to a cumulative percentage limit of 20% of the Account Value attributable to an unallocated group contract, or a Participant or Contractowner under an allocated group contract, may be made in each Contract Year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the Contract Year, including the withdrawal amount being requested, are added together, and the sum is divided by the Account Value at the time of the requested withdrawal). Partial withdrawals in excess of the cumulative percentage limit in any Contract Year are subject to the surrender charge. In addition, if a complete withdrawal of all Account Value in the VAA is requested, then the entire amount of such withdrawal is subject to the surrender charge. In the event that a withdrawal of the entire Account Value allocated to both the VAA and the fixed side is requested, then the account charge will also be deducted from Account Value prior to payment.
●
Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals.
●
In any 365-day period, a periodic elective withdrawal of up to 20% of Account Value per Contractowner or per Participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by the then current Account Value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.
In addition, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:
Initial date	20%
First anniversary	20%
Second anniversary	25%
Third anniversary	33%
Fourth anniversary	50%
Fifth anniversary	100%
●
The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers) from the fixed side during the immediately preceding 365-day period. Neither a Contractowner nor a Participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while systematic withdrawal (or transfer) election is in effect, a Participant cannot allocate contributions to the fixed side.
General. All withdrawal requests must be submitted to us on an approved Lincoln Life form, and, unless the contract has been issued in connection with a Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), must be authorized by the group Contractowner. In a 403(b) plan that is not subject to ERISA the Participant must submit the withdrawal request.
Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant:
●
attains age 59½
●
separates from service
●
dies
●
becomes totally and permanently disabled and/or
●
experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.
Any withdrawal after an Annuity Commencement Date depends upon the annuity option selected.
The Account Value available upon withdrawal is determined at the end of the Valuation Period during which the written request for withdrawal is received at the Home Office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total Account Value.
As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See Charges, Other Deductions, and Adjustments – Surrender Charges. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining Account Value. If you specify that the charges be deducted from the remaining Account Value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.
The tax consequences of withdrawals are discussed later in this booklet. See – Federal Tax Matters.

The contract will terminate when there is no Account Value remaining. See the contract for more information.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
●
when the NYSE is closed (other than weekends and holidays);
●
times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
●
when the SEC so orders to protect Contractowners.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Ownership
Contractowners have all rights under the Contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a Participant, Beneficiary, or Annuitant may not, unless permitted by law, assign or encumber any payment due under the Contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Questions about your Contract should be directed to us at 1-800-341-0441.
Annuity Payouts
As permitted by the plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's account balance or the Death Benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option. The rates used to purchase any of annuity options discussed below are shown in the contract.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments.
We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the Annuity Commencement Date.

Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner or Participant.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner or Participant, as applicable.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
●
the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
●
the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the appropriate office.
General information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.
Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to the Beneficiary as payouts become due.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
●
The Contract Value on the Annuity Commencement Date;
●
The annuity tables contained in the Contract;
●
The annuity option selected; and
●
The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1. Determine the dollar amount of the first periodic payout; then
2. Credit the Contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3. Calculate the value of the Annuity Units each period thereafter.
We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the Annuity Payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.

Fixed Side of the Contract
Information regarding the features of the fixed account, if available, including (i) its name and (ii) its minimum guaranteed interest rate, is available in Appendix A – Investment Options Available Under the Contract.
Depending on when you purchased your Contract, you may be permitted to make allocations to the fixed account. The portion of the Account Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Disclosures in this prospectus about the general account, however, are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the Contract, of at least 3.00%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.
ANY INTEREST IN EXCESS OF 3.00% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.00%% WILL BE DECLARED.
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry Regulatory Authority). The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your registered representative how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms is 4.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the Contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.25% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2025 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your Contract.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
●
Individual Retirement Accounts and Annuities (“Traditional IRAs”)
●
Roth IRAs
●
Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
●
SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
●
401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
●
403(a) plans (qualified annuity plans)
●
403(b) plans (public school system and tax-exempt organization annuity plans)
●
H.R. 10 or Keogh Plans (self-employed individual plans)
●
457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.
Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
●
An individual must own the contract (or the tax law must treat the contract as owned by an individual).
●
The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
●
Your right to choose particular investments for a contract must be limited.
●
The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
●
Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
●
Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
●
Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
The Setting Every Community Up for Retirement Enhancement 2.0 (SECURE 2.0)
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0) Act (the “SECURE 2.0 Act”) was enacted on December 29, 2022. The SECURE 2.0 Act made specific changes to retirement plans and IRA’s, including:
●
Increased the required beginning date measuring age from age 72 to 73 for any participant or IRA owner who did not attain age 72 prior to January 1, 2023. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which the participant or IRA owner reaches age 73.
●
Further increased the required beginning date measuring age to 75 by 2033.
●
Created exception to the 10% additional tax for distributions for domestic violence and emergencies.
●
Added provisions that permit rollover of 529 plan amounts to a Roth IRA for the beneficiary, within certain limits.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
●
Federal tax rules limit the amount of Purchase payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the plan Participant’s specific circumstances (e.g., the Participant’s compensation).
●
Minimum annual distributions are required under some qualified retirement plans once you reach age 73 or retire, if later as described below.
●
Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by your “required beginning date.” Prior to the enactment of the SECURE 2.0 Act, the required beginning date was April 1 of the year following the year in which you would have attained age 72 or retired. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1 of the year following the year in which you attain age 73 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 72. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1 of the year following the year in which you attain age 73. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax is applied to the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, Lincoln SmartSecurity® Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of investment in the contract. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
●
Distribution received on or after the Annuitant reaches 59½
●
Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
●
Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
●
Distribution received as reimbursement for certain amounts paid for medical care, or
●
Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-15 following the Tax Court’s decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account.
Return Privilege
With respect to a Participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by sending us a letter of instruction, indicating your intent to exercise the free-look provision. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A Participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 2323 Grand Boulevard, 5th Floor, Kansas City, MO 64108, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
●
deduction of any account fee;
●
payroll deduction Purchase Payments;
●
any rebalancing event under the portfolio rebalancing service; and
●
any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service.

Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without any material adverse effect on the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company’s operating results for any particular reporting period.
Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Appendix A — Investment Options Available Under The Contract
Variable Options
The following is a list of funds currently available under the Contract. Depending on the optional benefits you choose, you may not be able to invest in certain funds. Current performance of the Subaccounts can be found at www.lfg.com/VAprospectus. More information about the funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.lfg.com/VAprospectus. You can also request this information and current fund performance at no cost by calling 1-800-341-0441 or by sending an email request to Multi-FundE-Service@lfg.com.
The current expenses and performance information below reflect fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio - Class B advised by AllianceBernstein L.P.	1.19%[2]	6.02%	3.02%	9.80%
Long-term growth of capital.	American Funds® IS Global Growth Fund - Class 2 advised by Capital Research and Management Company	0.65%[2]	21.62%	8.23%	12.17%
Growth of capital.	American Funds® IS Growth Fund - Class 2 advised by Capital Research and Management Company	0.58%	20.24%	13.37%	17.97%
Long-term growth of capital and income.	American Funds® IS Growth-Income Fund - Class 2 advised by Capital Research and Management Company	0.53%	18.06%	13.90%	13.92%
Long-term growth of capital.	American Funds® IS International Fund - Class 2 advised by Capital Research and Management Company	0.72%[2]	26.77%	3.40%	7.00%
Capital appreciation. A fund of funds.	DWS Alternative Asset Allocation VIP Portfolio - Class A advised by DWS Investment Management Americas, Inc.	0.93%	10.50%	5.29%	4.89%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class	0.64%	21.42%	15.26%	15.66%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2020 PortfolioSM - Service Class	0.54%	13.18%	4.73%	7.27%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2025 PortfolioSM - Service Class	0.56%	14.47%	5.41%	7.92%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2030 PortfolioSM - Service Class	0.59%	15.33%	6.13%	8.77%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2035 PortfolioSM - Service Class	0.63%	16.58%	7.44%	9.89%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2040 PortfolioSM - Service Class	0.67%	18.66%	8.89%	10.76%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2045 PortfolioSM - Service Class	0.70%	19.73%	9.33%	10.98%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2050 PortfolioSM - Service Class	0.70%	19.68%	9.33%	10.98%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2055 PortfolioSM - Service Class	0.70%	19.71%	9.33%	N/A
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2060 PortfolioSM - Service Class	0.70%	19.75%	9.33%	N/A
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Service Class	0.65%	14.80%	13.59%	17.33%
Capital appreciation.	LVIP Baron Growth Opportunities Fund - Service Class advised by Lincoln Financial Investments Corporation	1.15%[2]	-10.08%	-0.33%	8.78%
Reasonable income.	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.63%[2]	11.84%	10.41%	8.97%
Long-term capital appreciation.	LVIP BlackRock Equity Dividend Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.66%[2]	13.43%	8.30%	8.58%
High total investment return.	LVIP BlackRock Global Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	18.71%	6.10%	N/A
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.85%	5.76%	2.61%	3.01%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Real Estate Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.86%[2]	8.92%	2.71%	3.68%
Long-term growth of capital in a manner consistent with the preservation of capital.	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.66%[2]	5.52%	12.10%	12.09%
Capital appreciation.	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	2.90%	4.58%	9.91%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.39%[2]	15.66%	13.14%	13.67%
Maximum long-term total return consistent with reasonable risk.	LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.51%[2]	6.72%	-0.34%	2.54%
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Franklin Templeton Core Bond Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.37%	7.25%	-0.44%	2.24%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.46%[2]	34.31%	9.07%	7.89%
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.80%[2]	9.79%	3.39%	4.90%
Long-term capital growth.	LVIP Global Equity Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.70%[2]	13.51%	9.09%	8.29%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.79%[2]	13.54%	5.57%	6.20%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.80%[2]	11.52%	4.70%	5.65%
Current income while maintaining a stable value of the investors' shares and preserving the value of the investors' initial investment.	LVIP Government Money Market Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.38%[2]	3.97%	2.98%	1.87%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Current income and some capital appreciation. A fund of funds.	LVIP JPMorgan Retirement Income Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.68%[2]	12.10%	4.39%	5.54%
Long-term capital appreciation.	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.78%[2]	1.51%	9.02%	7.33%
Current income consistent with the preservation of capital.	LVIP Mondrian Global Income Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.66%[2]	6.39%	-3.30%	0.36%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.74%[2]	36.38%	11.24%	7.90%
Total return.	LVIP Nomura Diversified Floating Rate Fund - Service Class advised by Lincoln Financial Investments Corporation	0.89%[2]	4.51%	3.09%	2.51%
Total return and, as a secondary objective, high current income.	LVIP Nomura High Yield Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	9.26%	4.07%	5.88%
Maximize long-term capital appreciation.	LVIP Nomura Mid Cap Value Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.42%	13.35%	11.72%	10.68%
Long-term capital appreciation.	LVIP Nomura SMID Cap Core Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.80%[2]	8.85%	9.10%	9.65%
Maximize long-term capital appreciation.	LVIP Nomura Social Awareness Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.44%	15.06%	12.98%	13.53%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Nomura U.S. REIT Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.83%[2]	1.02%	5.57%	4.04%
To match as closely as practicable, before fees and expenses, the performance of the Bloomberg U.S. Aggregate Index.	LVIP State Street Bond Index Fund - Standard Class advised by Lincoln Financial Investments Corporation (formerly LVIP SSGA Bond Index Fund)	0.37%[2]	6.80%	-0.73%	1.67%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Long-term growth of capital. A fund of funds.	LVIP State Street Global Tactical Allocation Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation (formerly LVIP SSGA Global Tactical Allocation Managed Volatility Fund)	0.61%[2]	14.37%	6.61%	6.63%
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP State Street International Index Fund - Standard Class advised by Lincoln Financial Investments Corporation (formerly LVIP SSGA International Index Fund)	0.38%[2]	31.18%	8.66%	8.00%
Capital appreciation. A fund of funds.	LVIP State Street International Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation (formerly LVIP SSGA International Managed Volatility Fund)	0.62%[2]	25.00%	6.81%	5.57%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP State Street S&P 500 Index Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation (formerly LVIP SSGA S&P 500 Index Fund)	0.23%	17.60%	14.16%	14.55%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP State Street Small-Cap Index Fund - Standard Class advised by Lincoln Financial Investments Corporation (formerly LVIP SSGA Small-Cap Index Fund)	0.38%[2]	12.46%	5.73%	9.18%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Structured Moderate Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.56%	17.28%	7.16%	7.59%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2020 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.64%[2]	13.02%	5.48%	6.87%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2030 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.67%[2]	14.99%	6.85%	7.87%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2040 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.71%[2]	18.14%	8.89%	9.21%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2050 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.73%[2]	19.65%	9.74%	10.05%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2060 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.73%[2]	19.77%	9.93%	N/A
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.71%[2]	11.04%	7.41%	12.90%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Service Class advised by Lincoln Financial Investments Corporation	0.55%[2]	16.18%	12.43%	13.50%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Service Class advised by Lincoln Financial Investments Corporation	0.57%[2]	31.23%	7.02%	7.87%
Total return.	MFS® VIT Utilities Series - Initial Class advised by Massachusetts Financial Services Company	0.78%[2]	15.01%	7.64%	9.49%
Capital appreciation.	Nomura VIP Small Cap Value Series - Service Class	1.04%	7.83%	8.93%	8.84%
Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio - Administrative Class advised by Pacific Investment Management Company, LLC	0.73%	8.89%	0.02%	2.36%
1
The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the fund or the fund company.
2
This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
3
The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (SPDJI) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s®, S&P®, S&P GSCI® and S&P 500® are registered trademarks of S&P Global, Inc. or its affiliates (S&P) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have liability for any errors, omissions, or interruptions of the Index.
4
“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
5
Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
6
The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization. NASDAQ®, and Nasdaq-100 Index®, are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by The Lincoln National Life Insurance Company. The fund is not sponsored, endorsed, sold or promoted by NASDAQ, and NASDAQ makes no representation regarding the advisability of purchasing the fund.
Fixed Options
The following is a list of fixed account options currently available under the Contract. We may change the features of the fixed account options listed below, offer new fixed account options, and terminate existing fixed account options. We will provide you with written notice at least 30 days prior to the date of any change. Depending on the optional benefits you choose, you may not be able to invest in a fixed account option.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	N/A	3.00%*

Name	Term	Minimum Guaranteed Interest Rate
DCA Fixed Account	3 –60 months	3.00%
*State specific variances may apply. Please consult your registered representative with any questions.

The SAI includes additional information about the Contract, Lincoln Life, and the VAA, and is incorporated by reference in this prospectus. The SAI is dated the same date as this prospectus. We will provide the SAI without charge upon request. You may obtain a free copy of the SAI and submit inquiries by:
●
Mailing: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340
●
Visiting: www.lfg.com/VAprospectus
●
Emailing: Multi-FundE-Service@lfg.com
●
Calling: 1-800-341-0441
You may also obtain reports and other information about the VAA on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers and the Contract’s contract identifier number are listed below.

SEC File Nos.:
333-43373; 811-08569
EDGAR Contract Identifier:
C000007694

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2026
Relating to Prospectus Dated May 1, 2026 for
Multi-Fund® Group
Lincoln Life Variable Annuity Account Q, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI provides you with additional information about Lincoln Life, the VAA, and your Contract. It is not a prospectus.
A copy of the product prospectus dated May 1, 2026, may be obtained without a charge by writing to the Home Office: Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, by calling: 1-800-341-0441, or by emailing: Multi-FundE-Service@lfg.com and requesting a copy of the Multi-Fund® Group product prospectus.
TABLE OF CONTENTS OF THE SAI

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
General Information and History
The Lincoln National Life Insurance Company
Our Financial Condition. Depending on when you purchased your Contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the Contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products in addition to the Contract. We also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the Contract would generally receive the same priority as our other Contractowner obligations.
The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed. The laws and regulations applicable to us regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are incorporated by reference into this SAI. See Financial Statements below. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates the yield of a money market fund may become extremely low and possible negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
Compound Interest Illustrations—These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet—An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.
Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.
Index Information
About the S&P 500 Index. The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Financial Investment Corporation (“LFI”) on behalf of certain LVIP Funds (the “Funds”). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDS® are registered trademarks of S&P Global, Inc. or its affiliates (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by LFI on behalf of the Funds. It is not possible to invest directly in an index. The Funds is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500® Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Funds with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to LFI or the Funds. S&P Dow Jones Indices have no obligation to take the needs of LFI or the owners of the Funds into consideration in determining, composing or calculating the S&P 500® Index. Neither S&P Dow Jones Indices are responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR A THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE FUNDS REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE

ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LFI ON BEHALF OF THE FUNDS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Non-Principal Risks of Investing In The Contract
Opportunity Cost. Principal amounts committed to an annuity contract are only available to choose from investment options available in the Contract, potentially causing you an opportunity cost.
Dying early. If you die earlier than expected, your designated beneficiary may not receive the full benefit of the future payments.
Divorce. If you get divorced, you could forfeit some or all of the value of your annuity to your former spouse.
Affiliated Funds. We may have incentive to select affiliated funds because we receive more revenue from an affiliated fund than a non-affiliated fund.
Fund of Funds. In some fund of funds (or master-feeder) arrangements, you may pay fees and expenses at both fund levels, which can reduce your investment return.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life Variable Annuity Account Q, as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 2323 Grand Boulevard, 5th Floor, Kansas City, MO 64108, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), is a wholly owned subsidiary of Lincoln National Corporation and affiliate of Lincoln Life as a result of common control. LFD serves as the principal underwriter (the “Principal Underwriter”) for the Contracts, as described in the prospectus. The Principal Underwriter currently offers and expects to continue offering the contracts to the public on a continuous basis, but reserves the right to discontinue offering the contracts at any time. Prior to May 6, 2024, the Principal Underwriter offered the contracts through sales representatives, who were registered with either Lincoln Financial Advisors Corporation (“LFA”) or Lincoln Financial Securities Corporation (“LFN”) (collectively, “LFN”), each an affiliate of LFD. The Principal Underwriter has also entered into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives who are registered with Selling Firms are appointed as our insurance agents. LFD, in its capacity as Principal Underwriter, paid to LFN and Selling Firms, sales compensation totaling $889,768 in 2023, $874,090 in 2024 and $1,531,264 in 2025, in connection with all of the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts. LFD maintains its principal place of business at 130 North Radnor Chester Road, Radnor, Pennsylvania 19087.
Contract Information
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at any time before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
●
the annuity commencement date;
●
the value of the amount being DCA'd is depleted; or
●
you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and Other Deductions – Surrender charge.
Systematic Transfer—This service allows you to fully liquidate your fixed account balance over five years and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.
Account Sweep—The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.
Cross-Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross-reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing—Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a Contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Annuity Payments
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
●
the dollar value of the Contract on the Annuity Commencement Date less any applicable premium tax;
●
the annuity tables contained in the Contract;
●
the type of annuity option selected; and
●
the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
●
first, we determine the dollar amount of the first payout;
●
second, we credit the Contract with a fixed number of Annuity Units based on the amount of the first payout; and
●
third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the Contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the Contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your Contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the Contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the Contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
●
The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
●
A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Financial Statements
The December 31, 2025 financial statements of the VAA and the December 31, 2025 consolidated financial statements of Lincoln Life are incorporated into this SAI by reference to the VAA’s most recent N-VPFS (“N-VPFS”) filed with the SEC by Lincoln Life on April 8, 2026.

Lincoln Life Variable Annuity Account Q
PART C - OTHER INFORMATION
Item 27. Exhibits
(a) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference the Registration Statement on Form N-4 (File No. 333-43373) filed on December 29, 1997.
(b) Not applicable
(c) Amended and Restated Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(d)(1) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(2) Unallocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(3) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(4) Section 457 Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.
(5) Section 403(b) Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.
(6) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.
(7) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.
(8) Individual Enrollment incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.
(9) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(10) Amendment to 8/98 Group Deferred Variable Annuity Contract, Harris Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(11) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(12) Amendment to Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(13) Amendment to 8/98 Group Deferred Variable Annuity Contract, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.
(14) Amendment to 8/98 Active Life Certificate, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.
(15) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.
(16) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.
(17) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.
(18) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.
(19) Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-43373) filed on April 2, 2003.

(20) Section 403(b) Annuity Endorsement (32481-G-12-08) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-43373) filed on April 7, 2009.
(e) Application incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-43373) filed on April 11, 2001.
(f)(1) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 25, 1996.
(2) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(g) Not applicable
(h) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(1) AllianceBernstein Variable Product Series Fund incorporated herein by reference to Post-Effective Amendment No. 19 on Form N-6 (File No. 333-155333) filed on April 1, 2015.
(2) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017;
(2-a) amendment no. 15 incorporated herein by reference to Post-Effective Amendment No. 27 on Form N-4 (File No. 333-181615) filed on April 3, 2020.
(3) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(3-a) amendment incorporated by reference to Post-Effective Amendment No. 40 filed on Form N-6 (File No. 333-125790) filed on April 7, 2022.
(4) Deutsche DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(5) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(6) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(7) MFS Variable Insurance Trust, MFS Variable Insurance Trust II, and III incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015; ;
(7-a) amendments incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(8) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(i) Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(j) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and:
(1) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(2) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(3) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(4) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(5) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(k) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.
B-2

(l) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm filed herein.
(m) Not applicable
(n) Not applicable
(o) Not applicable
(p) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company filed herein.
(q) Not applicable
(r) Not applicable
(s) Lincoln National Corporation Organizational Chart incorporated herein by reference to Post-Effective Amendment No. 47 on Form N-6 (File No. 333-125790) filed on April 7, 2026.
EX-101.SCH XBRL Taxonomy Extension Schema Document
Item 28. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account Q as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Craig T. Beazer*	Executive Vice President, General Counsel and Director
Adam M. Cohen*	Senior Vice President, Chief Accounting Officer and Treasurer
Ellen G. Cooper*	President and Director
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
John G. Morriss*	Executive Vice President, Chief Investment Officer and Director
Christopher M. Neczypor*	Executive Vice President, Chief Financial Officer and Director
Nancy A. Smith*	Senior Vice President and Secretary
Joseph D. Spada**	Vice President and Chief Compliance Officer for Separate Accounts
Eric B. Wilmer***	Assistant Vice President and Director
*Principal business address is 150 N. Radnor-Chester Road, Radnor, PA 19087
**Principal business address is 350 Church Street, Hartford, CT 06103
***Principal business address is 1301 South Harrison Street, Fort Wayne, IN 46802
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit (s) above: Lincoln National Corporation Organization Chart
Item 30. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. f(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification
B-3

against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Adam M. Cohen*	Senior Vice President and Treasurer
Jason M. Gibson**	Vice President and Chief Compliance Officer
Claire H. Hanna*	Secretary
John C. Kennedy*	President, Chief Executive Officer and Director
Jared M. Nepa*	Senior Vice President and Director
Timothy J. Seifert Sr*	Senior Vice President and Director
*Principal business address is 150 N. Radnor-Chester Road, Radnor, PA 19087
**Principal business address is 1301 South Harrison Street, Fort Wayne, IN 46802
(c) N/A
Item 31A. Information about Contracts with Indexed-Linked Options and Fixed Options Subject to a Contract Adjustment
Not Applicable.
Item 32. Location of Accounts and Records
This information is provided in the Registrant’s most recent report on Form N-CEN.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
Lincoln Life represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.
B-4

SIGNATURES

(a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, each Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of these registration statements and has caused these Post-Effective Amendments to the registration statements to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 24th day of March, 2026 at 2:27 pm.

Lincoln National Variable Annuity Account C
Lincoln National Variable Annuity Account L
Lincoln Life Variable Annuity Account Q
(Registered Separate Accounts)

By:	/s/John D. Weber
John D. Weber
Vice President, The Lincoln National Life Insurance Company

Signed on its behalf, in the City of Hartford, and the State of Connecticut on this 24th day of March, 2026 at 1:58 pm.

The Lincoln National Life Insurance Company
(Insurance Company)

By:	/s/Matthew L. Condos
Matthew L. Condos
(Signature-Officer of Depositor)
Senior Vice President, The Lincoln National Life Insurance Company

Lincoln National Variable Annuity Account C (File No. 811-03214; CIK: 0000353894)

033-25990 (Amendment No. 72)	333-179107 (Amendment No. 20)
333-112927 (Amendment No. 36)	333-267957 (Amendment No. 7)

Lincoln National Variable Annuity Account L (File No. 811-07645; CIK: 0001015434)

333-04999 (Amendment No. 41)	333-187069 (Amendment No. 17)	333-187070 (Amendment No. 17)
333-187071 (Amendment No. 17)	333-187072 (Amendment No. 17)	333-198911 (Amendment No. 14)
333-198912 (Amendment No. 14)	333-198913 (Amendment No. 14)	333-198914 (Amendment No. 14)

Lincoln Life Variable Annuity Account Q (File No. 811-08569; CIK: 0001048604)

333-43373 (Amendment No. 38)

(b)	As required by the Securities Act of 1933, these Amendments to the registration statements have been signed by the following persons in their capacities indicated on March 24, 2026 at 2:27 pm.

Signature	Title

*/s/ Ellen G. Cooper	President and Director
Ellen G. Cooper	(Principal Executive Officer)

*/s/ Christopher M. Neczypor	Executive Vice President, Chief Financial Officer, and Director
Christopher M. Neczypor

* /s/ Craig T. Beazer	Executive Vice President, General Counsel and Director
Craig T. Beazer

* /s/ John G. Morriss	Executive Vice President, Chief Investment Officer, and Director
John G. Morriss

* /s/ Adam M. Cohen	Senior Vice President, Treasurer, and Chief Accounting Officer
Adam M. Cohen	(Principal Accounting Officer)

*/s/ Eric B. Wilmer	Assistant Vice President and Director

Eric B. Wilmer

/s/John D. Weber
* By	, Pursuant to a Power of Attorney
John D. Weber